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                                                                    EXHIBIT 99.7

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of December 20, 2001, Covad Communications Company, a California corporation (the "Grantor"), having its principal place of business at 3420 Central Expressway, Santa Clara, California 95051, in favor of SBC Communications Inc. (the "Secured Party").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Grantor is a direct Subsidiary of Covad Communications Group, Inc. (the "Parent");

         WHEREAS, the Parent has entered into a Credit Agreement, dated as of November 12, 2001, with the Secured Party (said agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement" and the terms defined therein and not otherwise defined herein being used herein having the meanings therein assigned), for purposes of establishing a term loan (the "Loan") to the Parent;

         WHEREAS, the Parent has entered into a Resale Agreement, dated as of November 12, 2001, with the Secured Party (as the same may from time to time be amended, modified or supplemented, the "Resale Agreement") for purpose of establishing the terms of a prepayment for products and services from the Parent by the Secured Party and the conditional repayment thereof by the Parent under the circumstances described therein;

         WHEREAS, the Grantor will received substantial direct and indirect benefits from the making of the Loan and the arrangements under the Credit Agreement and the Resale Agreement; and

         WHEREAS, it is a condition precedent to the making of the Loan and the effectiveness of the Resale Agreement that the Grantor shall have entered into this Agreement.

         NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to make the Loan the Grantor hereby agrees with the Secured Party as follows:

         1. Defined Terms.

         (a) As used in this Agreement, the following terms have the meanings specified below (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                  "Accounts" means all "accounts," as such term is defined in the UCC, now owned or hereafter acquired by the Secured Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms

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         of obligations evidenced by Chattel Paper or Instruments), (including any such obligations that may be characterized as an account under the
         UCC), (b) all of the Secured Party's rights in, to and under all purchase orders or receipts for goods or services, (c) all of the Secured Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to the Secured Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by the Secured Party or in connection with any other transaction (whether or not yet earned by performance on the part of the Secured Party), (e) all health care insurance receivables and (f) all collateral security of any kind, given by the Grantor or any other Person with respect to any of the foregoing.

                  "Account Debtor" means any "account debtor," as such term is defined in the UCC.

                  "Agreement" means this Security Agreement, as the same may from time to time be amended, modified or supplemented, and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

                  "Cash Collateral Account" means an account established by the Secured Party at a banking institution in the name of the Secured Party and under the control of the Secured Party.

                  "Chattel Paper" means any "chattel paper," as such term is defined in the UCC, including electronic chattel paper, now owned or hereafter acquired by the Grantor.

                  "Collateral" means:

                           (i) all Accounts;

                           (ii) all Chattel Paper;

                           (iii) all Contracts, including (A) all rights of the
                  Grantor to receive moneys due or to become due under any Contract, (B) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any Contract, (C) any and all claims of the Grantor for damages arising out of or for breach of or a default under any Contract and (D) all rights of the Grantor to terminate, amend, supplement, modify or exercise rights or options under any Contract, to perform or to compel performance under any Contract and to exercise all remedies thereunder;

                           (iv) all Documents;

                           (v) all General Intangibles (including payment
                  intangibles);

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                           (vi) all Goods (including Inventory, Equipment and
                  Fixtures);

                           (vii) all Instruments;

                           (viii) all Investment Property and all certificates
                  and documents, if any, representing any Investment Property;

                           (ix) all present and future Deposit Accounts
                  (including all Qualified Accounts and Securities Accounts) and all funds, Investment Property and other property from time to time held in the Deposit Accounts (including all Qualified Accounts and Securities Accounts) and all certificates and Instruments from time to time held in or representing the Deposit Accounts (including all Qualified Accounts and Securities Accounts);

                           (x) all money, cash or Cash Equivalents of the
                  Grantor;

                           (xi) all Supporting Obligations and Letter-of-Credit
                  Rights of the Grantor;

                           (xii) all other goods and personal property of the
                  Grantor whether tangible or intangible or whether now owned or hereafter acquired by the Grantor and wherever located;

                           (xiii) to the extent not otherwise included, all
                  Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and all dividends, cash, interest, Instruments and other property and Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any Investment Property and Instruments, including Proceeds in the form of Accounts, Chattel Paper, Contracts, Documents, General Intangibles, Goods, Instruments and Investment Property; and

                           (xiv) all property of the Grantor held by the Secured
                  Party, including all property of every description, now or hereafter in the possession or custody of or in transit to the Secured Party for any purpose, including safekeeping, collection or pledge, for the account of the Grantor, or as to which the Grantor may have any right or power; provided, however, the "Collateral" shall not include the Reserve Account except to the extent any residual monies remain in the Reserve Account after payment to all creditors from the Reserve Account in accordance with the Bankruptcy Plan.

                  "Control" means "control" as defined in the UCC.

                  "Contracts" means all contracts, undertakings or other agreements (other than Chattel Paper, Documents or Instruments) in or under which the Grantor may now or hereafter have any right, title or interest, including with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                  "Deposit Accounts" means all "deposit accounts" and "securities accounts" as each such term is defined in the UCC, now or hereafter held in the name of

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         the Grantor, including each of the accounts listed on Schedule V hereto, all monies, Instruments and other property deposited therein, including all Investment Property, and all certificates and instruments, if any, representing or evidencing such account provided, however, that "Deposit Accounts" shall not include the Excluded Accounts.

                  "Documents" means all "documents," as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, wherever located.

                  "Equipment" means all "equipment," as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, wherever located and, in any event, including all the Grantor's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                  "Excluded Accounts" means each of the accounts held in the name of the Grantor exclusively for the processing of employee reimbursement of pre-funded medical and dental expenses and other comparable employee pre-funded expenses, including, without limitation the following accounts held at Silicon Valley Bank: 3003 Tasman Drive, Santa Clara, California 95054-1181: Account Nos. 330040948, 3300123636,
         3300083914, and any other successor accounts (whether held at the same or a different financial institution).

                  "Fixtures" means all "fixtures" as such term is defined in the UCC, now owned or hereafter acquired by the Grantor.

                  "General Intangibles" means all "general intangibles," as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, including all right, title and interest that the Grantor may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums),

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         uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Grantor or any computer bureau or service company from time to time acting for the Grantor.

                  "Goods" means all "goods" as defined in the UCC, now owned or hereafter acquired by the Grantor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

                  "Instruments" means all "instruments," as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Inventory" means all "inventory," as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of the Grantor for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in the Grantor's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

                  "Investment Property" means all domestic "investment property" as such term is defined in the UCC now owned or hereafter acquired by the Grantor, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of the Grantor, including the rights of the Grantor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of the Grantor; (iv) all commodity contracts of the Grantor; and (v) all commodity accounts held by the Grantor.

                  "Letter-of-Credit Rights" means letter-of-credit rights as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, including rights to payment or performance under a letter of credit, whether or not the Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

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                  "Pledged Shares" has the meaning assigned to such term in the
         Pledge Agreement by the Grantor in favor of the Secured Party.

                  "Proceeds" means "proceeds," as such term is defined in the UCC, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority),
         (c) any claim of the Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by the Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral,
         (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and
         (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                  "Qualified Account" means any Deposit Account maintained by the Grantor with a Qualified Account Entity and as to which a Qualified Account Letter is in effect, all monies, Instruments and other property deposited therein, including all Investment Property, and all certificates and instruments, if any, representing or evidencing such account.

                  "Qualified Account Entity" means Wells Fargo Bank, N.A. or any other bank or other financial institution reasonably acceptable to the Secured Party and with respect to which the Grantor has delivered to the Secured Party a duly executed Qualified Account Letter.

                  "Qualified Account Letter" means a letter, substantially in the form of Schedule III hereto (with such changes as may be agreed to by the Secured Party) or in such other form acceptable to the Secured Party, executed by the Grantor and the Secured Party and acknowledged and agreed to by a Qualified Account Entity.

                  "Securities Account" means any Deposit Account maintained by the Grantor with a Securities Intermediary and as to which a Securities Account Control Agreement is in effect, all monies, Instruments and other property deposited therein, including all Investment Property, and all certificates and instruments, if any, representing or evidencing such account.

                  "Securities Account Control Agreement" means an agreement, substantially in the form of Schedule VIII hereto (with such changes as may be agreed to



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         by the Secured Party) or in such other form acceptable to the Secured
         Party, executed by the Grantor and the Secured Party and acknowledged and agreed to by a Securities Intermediary.

                  "Securities Intermediary" means a "securities intermediary" as defined in Section 8-102(a)(14) of the UCC.

                  "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by the Grantor, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of Delaware; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Secured Party's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Delaware, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

                  "Uniform Commercial Code jurisdiction" means any jurisdiction in which all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text has been enacted and is in effect on the date of reference thereto.

         (b) For purposes of this Agreement, all terms, other than capitalized terms, used in this Agreement that are defined in the UCC have the meanings specified therein unless otherwise defined in the Credit Agreement. The words "herein", "hereof" and "hereunder" and other words of similar impact refer to this Agreement as a whole, including the Exhibits and Schedules hereto, and not to any particular section, subsection or clause contained in this Agreement. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the term "including" is not limiting; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

         2. Grant of Security Interest. The Grantor, as collateral security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, all the Obligations grants and conveys to the



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Secured Party as collateral security, a continuing security interest in all of the Grantor's entire right, title and interest in and to Collateral.

         3. Rights of the Secured Party; Limitations on Secured Party's Obligations.

         (a) It is expressly agreed by the Grantor that, anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder and shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. The Secured Party shall not have any obligation or liability under any Contract by reason of or arising out of this Agreement or the granting of a security interest in any Contract to the Secured Party of a security interest therein or the receipt by the Secured Party of any payment relating to any Contract pursuant hereto, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         (b) Subject to Section 8 and to Section 4(h) below, the Secured Party authorizes the Grantor to collect its Accounts, Chattel Paper, General Intangibles, Investment Property and Instruments in a manner consistent with past practices, and the Secured Party may, upon the occurrence and during the continuance of any Event of Default and without notice, limit or terminate said authority at any time. If required by the Secured Party at any time during the continuance of any Event of Default, any Proceeds, when first collected by the Grantor, received in payment of any such Account or in payment for any of its Inventory or on account of any of its Contracts, shall be promptly deposited by the Grantor in precisely the form received (with all necessary indorsements) in the Cash Collateral Account or a Qualified Account then under the exclusive control of the Secured Party, as hereinafter provided, and until so turned over shall be deemed to be held in trust by the Grantor for and as the Secured Party's property and shall not be commingled with the Grantor's other funds or properties. Such Proceeds, when deposited, shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. The Secured Party may apply all or a part of the funds on deposit in said special account to the principal of or interest on or both in respect of any of the Obligations in accordance with the provisions of Section 8(d) hereof and any part of such funds which the Secured Party elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Secured Party to the Grantor. If an Event of Default has occurred and is continuing, at the request of the Secured Party the Grantor shall deliver to the Secured Party any original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including any original orders, invoices and shipping receipts; and, prior to the

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occurrence of an Event of Default the Grantor shall deliver photocopies thereof to the Secured Party at its request.

         (c) The Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default, after first notifying the Grantor of its intention to do so, notify Account Debtors of the Grantor, parties to Contracts of the Grantor constituting Collateral, obligors of Instruments of the Grantor and obligors in respect of Investment Property and Chattel Paper of the Grantor that the Accounts and the right, title and interest of the Grantor in and under such Contracts, such Instruments, such Investment Property and such Chattel Paper have been assigned to the Secured Party and that payments shall be made directly to the Secured Party. Upon the request of the Secured Party, upon the occurrence and during the continuance of an Event of Default, the Grantor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Investment Property and Chattel Paper. Once any such notice has been given to any Account Debtor, parties to such Contracts, obligors of such Instruments and obligors in respect of such Investment Property and Chattel Paper, the Grantor shall not give any contrary instructions to such Account Debtor or other Person without the Secured Party's prior written consent. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Investment Property and Chattel Paper to verify with such Persons to the Secured Party's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments, Investment Property or Chattel Paper.

         (d) Subject to Section 9.11 of the Credit Agreement, upon reasonable prior notice to the Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party shall have the right to make test verifications of the Accounts and physical verifications of the Inventory in any manner and through any medium that it reasonably considers advisable, and the Grantor agrees to furnish all such assistance and information as the Secured Party may reasonably require in connection therewith. The Grantor, at its own cost and expense, will cause certified independent public accountants satisfactory to the Secured Party to prepare and deliver to the Secured Party, at any time and from time to time promptly upon the Secured Party's reasonable request, but not more frequently than annually so long as no Default or Event of Default has occurred and is continuing, the following reports: (i) a reconciliation of all its Accounts, (ii) an aging of all its Accounts, (iii) trial balances, and (iv) a test verification of such Accounts as the Secured Party may request. The Grantor at its own expense will cause certified independent public accountants satisfactory to the Secured Party to prepare and deliver to the Secured Party the results of the annual physical verification of its Inventory made or observed by such accountants.

         (e) Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of any of its nominees any Investment Property or Instruments. In addition, the Secured Party shall have the right at

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any time to exchange any Instruments or any certificates representing or evidencing any Investment Property for certificates or Instruments of smaller or larger denominations.

         (f) The Grantor shall not grant Control over any Investment Property, Qualified Account or Securities Account to any Person other than the Secured Party.

         (g) Subject to Section 8 and provided that no Event of Default shall have occurred and be continuing (and, in the case of clause (i) below, as long as no notice thereof shall have been given by the Secured Party to the Grantor):

                  (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to Instruments and Investment Property or any part of any thereto for any purpose not inconsistent with the terms of this Agreement or any other Loan Document or which would have the effect of impairing the value of the Collateral or the position of the Secured Party therein.

                  (ii) The Grantor shall be entitled to receive and retain any and all dividends, interest and principal paid in respect of any Instruments and Investment Property, other than any and all:

                           (A) dividends, interest and principal paid or payable
                  other than in cash in respect of, and other Instruments, Investment Property and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Collateral;

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any such Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid in surplus; and

                           (C) cash paid, payable or otherwise distributed in
                  redemption of, or in exchange for, any such Collateral,

         all of which shall, if received by the Grantor, be received in trust for the benefit of the Secured Party, and be forthwith deposited into a Qualified Account or Securities Account to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Secured Party shall execute or deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, interest payments and principal payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

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         (h) With respect to Qualified Accounts and Securities Accounts:

                  (i) The Grantor hereby transfers to the Secured Party Control over each Qualified Account and Securities Account at each Qualified Account Entity and Securities Intermediary, respectively.

                  (ii) The Grantor hereby agrees and covenants that (A) all cash, all Cash Equivalents and all Proceeds of a type customarily held in Deposit Accounts shall be deposited in the Qualified Accounts or Securities Accounts, (B) it will not make or maintain any deposits in any account with, or maintain any securities account or other investment account with, any financial or other institution other than
         (x) a Qualified Account Entity that maintains the same in a Qualified Account or (y) a Securities Intermediary that maintains the same in a Securities Account, and (C) it shall not maintain any commodities account with any Person.

                  (iii) The Grantor shall cause each Person obligated to make payments to the Grantor for any reason by wire transfer or otherwise to any Deposit Account for any reason (each such Person being an "Obligor" of the Grantor) to make all payments, or to continue to make all payments, as the case may be, with respect to all Collateral, to the Qualified Accounts or Securities Accounts and cause any payments received by the Grantor or any other Person from any Obligor to be deposited promptly upon receipt into such Qualified Accounts or Securities Accounts.

                  (iv) In the event the Grantor or any Qualified Account Entity or any Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Qualified Account or Securities Account, respectively, for any reason, or if the Secured Party shall demand such termination as a result of the failure of a Qualified Account Entity or Securities Intermediary to comply with any of the terms of the applicable Qualified Account Letter or Securities Account Control Agreement, as applicable, or there shall occur and be continuing an Event of Default or if the Secured Party determines in its reasonable discretion that the financial condition of a Qualified Account Entity or Securities Intermediary has materially deteriorated, the Grantor agrees to notify all of its Obligors that were making payments to such terminated Qualified Account or Qualified Account Entity or Securities Account or Securities Intermediary, as applicable, to make all future payments, at the direction of the Secured Party, to another Qualified Account Entity or Securities Intermediary with respect to which the Grantor has delivered to the Secured Party an executed Qualified Account Letter or Securities Account Control Agreement, respectively, and which has not been terminated.

                  (v) Subject to Section 8 and provided that no Event of Default shall have occurred and be continuing, the Grantor is hereby authorized by the Secured Party to direct the disposition of such funds then on deposit in the Qualified Account Entities and Securities Intermediaries, which direction shall not be exercised by the Secured Party unless and until an Event of Default shall have occurred and be continuing.

         (i) With respect to the Canadian Accounts, the Grantor shall:

                  (i) permit only funds received from credit card payments that are required to be deposited in accounts in Canada to be deposited at any time in any of the Canadian Accounts;

                  (ii) sweep all funds in the Canadian Accounts into a Qualified Account no less frequently than once per month;

                  (iii) not permit any average monthly balance of all of the Canadian Accounts to exceed $300,000 in the aggregate; and

                  (iv) provide the Secured Party a copy of each monthly account statement received in respect of each of the Canadian Accounts and all of the Canadian Accounts in the aggregate, on a monthly basis, no later than ten (10) Business Days after receipt thereof.

         (j) With respect to the Excluded Accounts, the Grantor shall:

                  (i) permit only employee funds held exclusively for the processing of employee reimbursement of pre-funded medical and dental expenses and other comparable employee pre-funded expenses, to be deposited at any time in any of the Excluded Accounts; and

                  (ii) provide the Secured Party a copy of each monthly account statement received in respect of each of the Excluded Accounts and all of the Excluded Accounts in the aggregate, on a monthly basis, no later than ten (10) Business Days after receipt thereof.

         4. Representations and Warranties. The Grantor hereby represents and warrants to the Secured Party as follows:

         (a) The representations and warranties applicable to the Grantor contained in Article IV of the Credit Agreement and in the other Loan Documents, each of which is hereby incorporated herein by reference, are true and correct in all material respects and the Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

         (b) The Grantor (i) is the legal and beneficial owner of all Investment Property, free and clear of any Lien other than the Lien granted pursuant to this Agreement and Permitted Liens, and (ii) is the sole and exclusive owner of each item of all other Collateral in which it purports to grant a security interest hereunder, having good title thereto, free and clear of any and all Liens, except for the Lien granted pursuant to this Agreement and other Permitted Liens.

         (c) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Grantor in favor of the Secured Party pursuant to this Agreement or such as relate to other Permitted Liens.

         (d) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, all certificates representing Investment Property that consists of certificated securities having been delivered to the Secured Party, the Secured Party having obtained Control over all Investment Property and all appropriate filings having been made, this Agreement is effective to create a valid and continuing first priority Lien on the Collateral, to the extent contemplated by the Credit Agreement to be created on the Effective Date, prior to all other Liens except Permitted Liens. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

         (e) Schedule II attached hereto reflects as of the Effective Date:

                  (i) the Grantor's exact corporate name as it appears in its certificate of incorporation;

                  (ii) the state of incorporation of the Grantor;

                  (iii) each other corporate name the Grantor has had since its organization, together with the date of the relevant change; and

                  (iv) the current location of the chief executive office of the Grantor.

         (f) The Grantor does not maintain and has not maintained within the past year any books or records concerning the Collateral except at the locations specified on Schedule II hereto.

         (g) Each place of business of the Grantor, including each location where the Grantor maintains or has maintained Inventory, Equipment or Real Property within the past year, is set forth on Schedule 4.19(a) to the Credit Agreement as the location of a Real Property Asset specified on such schedule as owned or leased, as applicable, by the Grantor.

         (h) All Investment Property of the Grantor as of the date hereof, other than Investment Property held in a Qualified Account or Securities Account, is listed on Schedule IV.

         (i) The execution, delivery and performance by the Grantor of this Agreement are within the Grantor's corporate powers, have been duly authorized by all necessary corporate action, do not contravene the Grantor's certificate of incorporation or by-laws, any requirement of law or any order or decree of any court, or any Contractual Obligation of the Grantor, and do not result in or require the creation of any Lien (other than Liens created pursuant to or permitted by the Loan Documents) upon or with respect to any of its properties.

         (j) No consent, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Grantor of this Agreement, the grant of the security interest granted hereby, or the exercise by the Secured Party of the voting or other rights provided for hereby or the remedies in respect of the Collateral provided for hereby, except as may be required in connection with the disposition of the Investment Property by laws affecting the offering and sale of securities generally and filings to perfect Liens that have been duly made.

         (k) Schedule VI sets forth a true and complete list of all Qualified Accounts maintained by the Grantor as of the Effective Date.

         (l) Schedule VII sets forth a true and complete list of all Securities Accounts maintained by the Grantor as of the Effective Date.

         (m) All monies deposited in the Excluded Accounts are funds held exclusively for the processing of employee reimbursement of pre-funded medical and dental expenses and other comparable employee pre-funded expenses, and such monies constitute the only property deposited in the Excluded Accounts.

         5. Covenants. The Grantor covenants and agrees with the Secured Party that from and after the date of this Agreement and until the Obligations are fully satisfied:

         (a) The Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by the Grantor or any of its Subsidiaries.

         (b) At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as may be necessary or desirable, and as the Secured Party may reasonably request in writing, in order to perfect and protect any security interests granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce the rights and remedies pursuant hereto with respect to any of the Collateral, including using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to the Secured Party of any Contract held by the Grantor or in which the Grantor has any rights not heretofore assigned, filing any financing or continuation statements under the UCC with respect to the Liens and security interests granted hereby as to those jurisdictions that are not Uniform Commercial Code jurisdictions, transferring Collateral to the Secured Party's possession (if a security interest in such Collateral can be perfected by possession) and placing the interest of the Secured

Party as lienholder on the certificate of title of any vehicle. The Grantor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. In addition, if requested by the Secured Party, the Grantor will comply with the requirements of the Federal Assignment of Claims Act with respect to the assignment to the Secured Party of any Accounts on which an Account Debtor is the Federal government.

         (c) The Grantor shall, in accordance with the terms of the Credit Agreement, obtain or use its best efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and the Grantor shall in all instances obtain signed acknowledgements of the Secured Party's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of the Secured Party.

         (d) The Grantor shall obtain a duly executed and acknowledged Qualified Account Letter or Securities Account Control Agreement, as applicable, with each bank or financial institution or Securities Intermediary holding a Deposit Account for the Grantor.

         (e) The Grantor shall take all steps necessary to grant the Secured Party control of all electronic chattel paper in accordance with the UCC and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

         (f) Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office of any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) if the Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Grantor agrees to furnish any such information to the Secured Party promptly upon request. The Grantor also ratifies its authorization for the Secured Party to have filed in any jurisdiction any initial financing statements or amendments thereto relating to the Collateral.

         (g) The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien and security interests granted hereby. All Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of SBC Communications Inc.". If requested by the Secured Party, the security interest of the Secured Party shall be noted on the certificate of title of each vehicle. For the Secured Party's further security, the Grantor agrees that the Secured Party shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral and, upon the occurrence and during the continuance of any Event of Default, the Grantor shall deliver and turn over any such books and records to the Secured Party or to its representatives at any time on demand of the Secured Party. Upon reasonable notice to the Grantor (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), the Secured Party shall at all times, but, subject to the confidentiality provisions of
Section 9.11 of the Credit Agreement, not more frequently than annually so long as no Default or Event of Default has occurred and is continuing, have full and free access during normal business hours to all the books and records and correspondence of the Grantor, and the Secured Party or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Secured Party, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.

         (h) In any suit, proceeding or action brought by the Secured Party relating to any Account, Investment Property, Chattel Paper, Contract, General Intangible or Instrument for any sum owing thereunder, or to enforce any provision of any Account, Investment Property, Chattel Paper, Contract, General Intangible or Instrument, the Grantor will save, indemnify and keep the Secured Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, Indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Grantor, and all such obligations of the Grantor shall be and remain enforceable against and only against the Grantor and shall not be enforceable against the Secured Party.

         (i) The Grantor will comply with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority, applicable to the Collateral or any part thereof or to the operation of the Grantor's business if the failure to do so would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; provided that the Grantor may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of the Secured Party, adversely affect the Secured Party's rights hereunder or adversely affect the first priority of its Lien on and security interest in the Collateral.

         (j) The Grantor promptly will pay when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom and all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) such non-payment does not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein, and (ii) such charge is adequately reserved against in accordance with and to the extent required by GAAP.

         (k) In all material respects, the Grantor will comply with and perform all obligations, covenants, conditions and agreements with respect to any Account, Investment Property, Chattel Paper, Contract, License and all other agreements to which it is a party or by which it is bound if the failure to do so could individually or in the aggregate have a Material Adverse Effect.

         (l) The Grantor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of the Secured Party in and to any of the Grantor's rights under the Chattel Paper, Investment Property, Contracts, Documents, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

         (m) Upon the occurrence and during the continuance of any Event of Default, the Grantor will not, without the Secured Party's prior written consent, grant any extension of the time of payment of any of the Accounts, Investment Property, Chattel Paper or Instruments, or compromise, compound or settle the same for less than the full amount thereof, or release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         (n) The Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring its Inventory and Equipment against loss by fire, explosion, theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) insuring the Grantor and the Secured Party against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business, naming the Secured Party as an additional insured with a lender loss payable clause in favor of the Secured Party. All insurance with respect to the Inventory and Equipment shall (i) contain a clause which provides that the Secured Party's interest under the policy will not be invalidated by any act or omission of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in the policy, and (ii) provide that no cancellation, reduction in amount or change in coverage thereof shall be effective until at least ten days after receipt by the Secured Party of written notice thereof.

         (o) The Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by the Credit Agreement.

         (p) The Grantor will, if so requested by the Secured Party, furnish to the Secured Party, as often as the Secured Party reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

         (q) The Grantor will advise the Secured Party promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral other than Permitted Liens and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

         (r) The Grantor will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by the Grantor on a basis consistent with past practices, ordinary wear and tear excepted, and the Grantor will provide for all maintenance and service and all repairs necessary for such purpose.

         (s) The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Secured Party at least 30 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading. The Grantor will not change its principal place of business or change its state of incorporation, or remove its records or change the location of its Inventory and Equipment to any location other than any location as set forth on Schedule 4.19(a) of the Credit Agreement, unless it gives the Secured Party at least 30 days' prior written notice thereof and has taken such action as is necessary to cause the security interest of the Secured Party in the Collateral to continue to be perfected.

         6. The Secured Party's Appointment as Attorney-in-Fact and Proxy.

         (a) The Grantor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Agreement, at any time after the occurrence and during the continuance of an Event of Default, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem necessary or desirable to accomplish the purposes of this Agreement, including to receive, indorse and collect all instruments payable to the Grantor representing any dividend, interest payment or other distribution or payment in respect of any Investment Property, to give full discharge for the same, and to vote or grant any consent in respect of the Investment Property authorized by Section 8(d) hereto and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Grantor, at any time after the occurrence and during the continuance of an Event of Default without notice to or assent by the Grantor to do the following:

                  (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Grantor or in its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                  (ii) to pay or discharge taxes, Liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                  (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any patent or trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Secured Party reasonably deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's Lien therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

         (b) The Grantor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6, being coupled with an interest, shall be irrevocable until the Obligations are paid and collected in full.

         (c) The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for its own gross negligence or willful misconduct.

         (d) The Grantor also authorizes the Secured Party, at any time and from time to time upon the occurrence and during the continuance of an Event of Default, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Grantor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         7. Secured Party May Perform. If the Grantor fails to perform or comply with any of its agreements contained herein, the Secured Party, as provided for by the terms of this Agreement, may, but shall not be obligated to, itself perform or comply, or otherwise cause performance or compliance, with such agreement, and the reasonable expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at the highest rate then in effect in respect of the Loans, shall be payable by the Grantor to the Secured Party on demand and shall constitute Obligations secured hereby.

         8. Remedies, Rights Upon an Event of Default.

         (a) If any Event of Default shall occur and be continuing, the Secured Party may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Grantor expressly agrees that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or any of the Secured Party's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, provided that the terms of any such sale or disposal are commercially reasonable. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Grantor hereby releases. The Grantor further agrees, at the Secured Party's request to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Grantor's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery receipt, appropriation, realization or sale, as provided in Section 8(b) hereof, the Grantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Grantor. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. The Grantor agrees that the Secured Party need not give more that ten days' notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled, the Grantor also being liable for the fees and expenses of any attorneys employed by the Secured Party to collect such deficiency.

         (b) Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale, disposition or other realization upon all or any part of the Collateral of the Grantor shall be distributed by the Secured Party in the following order of priorities:

                  (i) first, to the payment of the costs and expenses of such sale, disposition or other realization, including all expenses and liabilities of (including reasonable compensation to the agents of, and counsel to) the Secured Party, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith or pursuant to Section 7 hereof;

                  (ii) next, to the Secured Party for application in payment in full of the Obligations; provided, that if the amount of such cash proceeds exceeds the amount of the Obligations then due and payable, the Secured Party may retain such excess cash proceeds in an amount not to exceed 110% of the Obligations not then due, for application in payment of the Obligations not then due, for a period up to the date such Obligations become due and payable, but in no event later than 180 days after receipt thereof, such 180-day period to be extended for so long as any dispute exists between any Loan Party and the Secured Party with respect to such application of or the Secured Party's right to apply such proceeds; and

                  (iii) finally, after payment in full of all the Obligations, to the payment of the Grantor, or its successors or assigns, or to whosoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct of any surplus then remaining.

         (c) Without limiting any other provisions of this Section 8, upon the occurrence and during the continuance of an Event of Default:

                  (i) the Secured Party may, at any time, terminate any or all Qualified Accounts or Securities Accounts and require that the Grantor notify all obligors that were making payment to said Qualified Accounts or Securities Accounts to make all future payments to, at the direction of the Secured Party, another Qualified Account specified by the Secured Party or to the Cash Collateral Account; and

                  (ii) upon notice to the Grantor by the Secured Party and any or all of the Qualified Account Entities, the authorization of the Grantor under Section 3(h) to direct the disposition of funds on deposit in Qualified Accounts or Securities Accounts maintained in such Qualified Account Entities or Securities Intermediaries shall be revoked and all deposits contained therein shall be transferred to the Cash Collateral Account.

         (d) Without limiting any other provisions of this Section 8, upon the occurrence and during the continuance of an Event of Default:

                  (i) Upon written notice to the Grantor by the Secured Party, all rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
         Section 3(g) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (ii) All rights of the Grantor to receive the dividends, interest payments and principal payments which it would otherwise be authorized to receive and retain pursuant to Section 3(g) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends, interest payments and principal payments.

                  (iii) All dividends and principal and interest payments which are received by the Grantor contrary to the provisions of this Section 8(d) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

                  (iv) The Grantor shall, upon the written request of the Secured Party, if necessary to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 8(d)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 3(g)(ii) or Section 8(d)(ii) above, execute and deliver to the Secured Party, from time to time and upon written notice of the Secured Party, appropriate proxies, dividend and other payment orders and other instruments as the Secured Party may reasonably request. The foregoing shall not in any way limit the Secured Party's power and authority granted pursuant to Section 6 hereof.

         9. Limitation on the Secured Party's Duty in Respect of Collateral. To the extent permitted by applicable law, the Secured Party shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control and shall account to the Grantor for all funds actually received by the Secured Party in respect of any foreclosure on or disposition of the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of any such matter, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral. Upon written request of the Grantor at any time, the Secured Party shall account for any moneys received by it prior to such time in respect of any foreclosure on or disposition of the Collateral.

         10. Expenses. The Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Secured Party, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

         11. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of any provision of the Credit Agreement, the Note or any other Loan Document or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Credit Agreement, the Note or any other Loan Document;

                  (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a borrower or a pledgor.

         12. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         13. Notices. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered by hand, if to the Grantor, addressed to it at, 3420 Central Expressway, Santa Clara, California 95051 (Telecopy No. (408) 616-6604),
Attention: Christine Morris, and if to the Secured Party, addressed to it its address specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied or delivered, be effective when deposited in the mails, telecopied with confirmation of receipt, or delivered by hand to the addressee or its agent, respectively except notices under Section 8 shall not be effective until received by the Grantor.

         14. Binding Effect. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full (after the Termination Date) of the Obligations, (ii) be binding upon the Grantor, its successors and assigns, and (iii) inure, together with the rights and remedies hereunder, to the benefit of and be enforceable by the Secured Party and its successors, transferees and assigns; provided, however, that the Grantor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Secured Party. Except as provided in Section 2, no other Person (including any other creditor of the Grantor) shall have any interest herein or any right or benefit with respect hereto and this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and each of their respective successors and assigns.

         15. Termination. Upon the payment in full (after the Termination Date) of the Obligations, the Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         16. Governing Law; Severability. This Agreement and the rights and obligations of the parties hereto, including the interpretation, construction, validity and enforceability thereof, shall be governed by the law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         17. Entire Agreement. Subject to the terms of the Dispute Resolution Agreement, this Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof, including that certain term sheet, dated on or about October 19, 2001, between the Parent and the Secured Party.

         18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

         19. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

         20. Further Indemnification. The Grantor agrees to pay, and to save the Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         21. No Waiver; Remedies.

         (a) No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law or any of the other Loan Documents.

         (b) Failure by the Secured Party at any time or times hereafter to require strict performance by the Grantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Grantor or any such other Person and delivered to the Secured Party shall not waive, affect or diminish any right of the Secured Party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Secured Party, or any agent, officer or employee of the Secured Party.

         22. Waivers. The Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral, except such demands and notices as are expressly required by this Agreement.

         23. Unpaid Obligations. Notwithstanding any provisions of this Agreement to the contrary, if, after giving effect to any sale, transfer, assignment or other disposition of any or all of the Collateral pursuant hereto and after the application of the proceeds hereunder to Obligations, any Obligations remain unpaid or unsatisfied, Grantor shall remain liable for the unpaid and unsatisfied amount of such Obligations.

         24. Conflicts. If any term or provision of this Agreement in respect of any Collateral that also constitutes "Pledged Collateral" under the Pledge Agreement or "Intellectual Property Collateral" under the Intellectual Property Security Agreement is inconsistent with any term or provision under the Pledge Agreement or the Intellectual Property Security Agreement, as the case may be, in respect of such Collateral, the terms and provisions of the Pledge Agreement or the Intellectual Property Security Agreement, as the case may be, shall control.

         IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its duly authorized officer on the date first above written.

                                     COVAD COMMUNICATIONS COMPANY

                                     By: /s/ Charles Hoffman
                                         -------------------------------------
                                         Name: Charles Hoffman
                                         Title: President

Accepted and Acknowledged:


SBC COMMUNICATIONS INC.

By: /s/ John J. Stephens
    -------------------------------
    Name:  John J. Stephens
    Title: VP - Controller